UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 27, 2006
                                                        -----------------


                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-16137                    16-1531026
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


 9645 Wehrle Drive, Clarence, New York                              14031
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2006, Greatbatch, Inc. (the "Company") issued a press release announcing that Edward F. Voboril notified the Board of Directors on November 27, 2006 of his intention to retire as Chairman of the Board, effective January 31, 2008. This retirement date is contemporaneous with the end of the term of Mr. Voboril's current employment agreement. If reelected, he will continue to perform his obligations as Chairman of the Board through that date. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.


Item 9.01. Financial Statements and Exhibits.

           (d)  Exhibits

                99.1 Press release dated November 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 28, 2006                     GREATBATCH, INC.


                                             By: /s/ Thomas J. Mazza
                                                 -------------------------------
                                                 Senior Vice President and Chief
                                                 Financial Officer